UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 5, 2020

PRESIDIO PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34049	33-0841255
__________	__________	__________
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
4995 Murphy Canyon Road, Suite 300
San Diego, California 92123
(Address of Principal Executive Offices, Including Zip Code)
____________________
(760) 471-8536
(Registrant’s Telephone Number, Including Area Code)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.

Presidio Property Trust, Inc. (the “Company”) issued a press release on November 5, 2020 announcing its financial results for the three and nine months ended September 30, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information in Item 2.02 of this Current Report on Form 8-K ("Form 8-K"), including the information contained in the press release, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is not incorporated by reference into any of the filings of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

On November 5, 2020, the Company made available on its website, www.PresidioPT.com, a financial supplement containing financial data of the Company (“Supplemental Financial Information”) for the third quarter ended September 30, 2020 (“Third Quarter of 2020”), and such Supplemental Financial Information is furnished as Exhibit 99.2 hereto.  The Supplemental Financial Information included as Exhibit 99.2 is being furnished pursuant to this Item 2.02 and is being furnished under Item 7.01—“Regulation FD Disclosure”, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 7.01        Regulation FD Disclosure.

On November 5, 2020, the Company made available on its website, www.PresidioPT.com, Supplemental Financial Information for the Third Quarter of 2020 and such Supplemental Financial Information is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.  The Supplemental Financial Information included as Exhibit 99.2 is being furnished pursuant to this Item 7.01 and is also being furnished under Item 2.02—“Results of Operations and Financial Condition”, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01. Financial Statements and Exhibits

                (d)           Exhibits.

Exhibit No.	Description
99.1	Presidio Property Trust, Inc. Press Release, dated November 5, 2020
99.2	Supplemental Financial Information for the Third Quarter 2020
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2020	PRESIDIO PROPERTY TRUST, INC.
By: /s/ Ann T. Nguyen
Ann T. Nguyen
Secretary & General Counsel